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                                                                   Exhibit 10-13


                Schedule to the Form of Indemnification Agreement

The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.


         Officer                                     Date of Agreement
         -------                                     -----------------
Terence P. Delaney                                   September 6, 2001
Michael H. R. Dingus                                 September 6, 2001
John G. Drosdick                                     September 6, 2001
Bruce G. Fischer                                     September 6, 2001
Deborah M. Fretz                                     September 6, 2001
Thomas W. Hofmann                                    September 6, 2001
Joseph P. Krott                                      September 6, 2001
Michael S. Kuritzkes                                 September 6, 2001
Joel H. Maness                                       September 6, 2001
Michael J. McGoldrick                                September 6, 2001
Ann C. Mule                                          September 6, 2001
Paul A. Mulholland                                   September 6, 2001
Rolf D. Naku                                         September 6, 2001
Robert W. Owens                                      September 6, 2001
Ross S. Tippin, Jr.                                  September 6, 2001
Charles K. Valutas                                   September 6, 2001


         Director                                    Date of Agreement
         --------                                    -----------------

Raymond E. Cartledge                                 September 6, 2001
Robert J. Darnall                                    September 6, 2001
Mary J. Evans                                        September 6, 2001
Ursula F. Fairbairn                                  September 6, 2001
Thomas P. Gerrity                                    September 6, 2001
Rosemarie B. Greco                                   September 6, 2001
James G. Kaiser                                      September 6, 2001
Robert D. Kennedy                                    September 6, 2001
Richard H. Lenny                                     February 8, 2002
Norman S. Matthews                                   September 6, 2001
R. Anderson Pew                                      September 6, 2001
G. Jackson Ratcliffe                                 September 6, 2001
Alexander B. Trowbridge                              September 6, 2001